UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2004

TEXAS UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-49928 (Commission File Number)	75-2768656 (I.R.S. Employer Identification No.)

202 W. Colorado Street La Grange, Texas (Address of principal executive offices)	78945 (Zip Code)

Registrant’s telephone number, including area code: (979) 968-8451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Investor Presentation given September 9, 2004

Item 7.01. Regulation FD Disclosure.

     On September 9, 2004, Texas United Bancshares, Inc. (the “Company”) presented information regarding the Company’s business to investors at the West Coast 2004 Super-Community Bank Conference. The slide presentation given at this conference is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     99.1     -     Investor presentation given September 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC. (Registrant)
Dated: September 9, 2004	By:	/s/ Thomas N. Adams
Thomas N. Adams
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Investor Presentation given September 9, 2004